Exhibit 99.1

FOR IMMEDIATE RELEASE

LRAD CORPORATION PROPOSES SPIN-OFF OF HSS® BUSINESS IN

TAX-FREE DISTRIBUTION TO STOCKHOLDERS

SAN DIEGO, CA, April 8, 2010 – LRAD Corporation (NASDAQ: LRAD), the global leader in acoustic hailing devices, announced today that its board of directors has authorized management to pursue a plan to separate its HSS® technology business through a tax-free spin-off (the “Spin-off”). Under the plan, most HSS related assets will be contributed to a new subsidiary and spun off to stockholders as a new, independent, stand-alone public company named Parametric Sound Corporation (“Parametric Sound”). Parametric Sound intends to finance, develop and introduce a new generation of HSS products.

Following the Spin-off, LRAD Corporation (the “Company”) stockholders will continue to own the same number of shares of LRAD Corporation and receive new shares in Parametric Sound. LRAD Corporation will continue its existing business including its focus on LRAD® products and other technologies, but excluding the HSS technology sound business after the completion of product orders received prior to the closing of the Spin-off.

The separation into two independent, publicly traded companies is expected to provide several benefits for stockholders, including:

•	Creation of an independent company focused on producing improved HSS products for targeted markets.

•	Separate the risks of new HSS product development from the Company’s focus on its LRAD business and market growth.

•

Increase transparency into the different businesses of the two companies allowing stockholders and investors to better evaluate the merits and prospects of each company. This is expected to enhance the likelihood that each company will receive appropriate market recognition of its performance and potential.

“We recognize that many of our stockholders originally invested in the Company because of HSS,” said Tom Brown, president and CEO of LRAD Corporation. “As we have been unsuccessful in developing a market for HSS, we have no current plans to invest further resources in it. Our focus is building LRAD Corporation through increasing market opportunities for our proven LRAD product line.”

“We view this HSS spin-off as a chance to increase stockholder value by allowing a separate company to concentrate on further developing the HSS technology,” Brown stated.

Creating Two Focused, Pure-Play Companies

Upon completion of the transaction, LRAD Corporation stockholders will hold shares of two stand-alone, highly focused, publicly traded companies.

Management and Financing

Upon completion of the proposed separation, Elwood G. Norris, a director of LRAD Corporation, will become Chairman and Chief Executive Officer of Parametric Sound and will resign as a director of LRAD Corporation to focus on the new business.

Mr. Norris has agreed to advance funds to pay the reasonable costs of the separation to be reimbursed by Parametric Sound upon the completion of the Spin-off. Further, since LRAD Corporation will not be contributing any cash or working capital other than certain inventory to the new subsidiary in connection with the Spin-off, Mr. Norris has further committed to arrange initial working capital for the Parametric Sound business in amounts and on terms yet to be determined.

Completing the Spin-off

The planned spin-off will be accomplished through a pro rata distribution of Parametric Sound common stock to LRAD Corporation’s stockholders of record as of the close of business on the record date which has yet to be determined by the board of directors of LRAD Corporation. As a result of the Spin-off, it is currently contemplated that each stockholder of LRAD Corporation will receive one share of Parametric Sound common stock for every two shares of LRAD Corporation common stock.

Completion of the Spin-off is subject to final approval by the board of directors, stockholder approval, as well as effectiveness of a Form 10 registration statement to be filed with the Securities and Exchange Commission (“SEC”). LRAD Corporation will file a proxy statement with the SEC and hold a special meeting of stockholders to seek approval of the Spin-off. The proxy statement will include information about the Spin-off, as well as details of the special meeting of stockholders. The Form 10 will include detailed information about Parametric Sound and its financial history, capitalization, the Spin-off, technology, products and related matters. Parametric Sound will distribute an information statement to stockholders following completion of the SEC’s review of the Form 10. The information statement will include a description of risks and uncertainties regarding the Spin-off, including the timing and terms of the Spin-off and whether the Spin-off will be completed, and uncertainties regarding the impacts on the companies and the market for their respective securities if the Spin-off is accomplished. The board of directors reserves the right to amend, modify or abandon the Spin-off and the related transactions at any time prior to the distribution date.

About LRAD Corporation

LRAD Corporation’s Long Range Acoustic Device® (LRAD®) directional sound systems are being used around the world in diverse applications including, fixed and mobile military deployments, maritime security, critical infrastructure and perimeter security, commercial security, border and port security, law enforcement and emergency responder communications, and wildlife preservation and control. For more information about LRAD Corporation and its long-range directional sound systems, please visit the company’s web site at www.lradx.com.

Parametric Sound Corporation

Parametric Sound will hold most of the assets of LRAD Corporation’s HSS business along with technology being developed by Mr. Norris. Parametric Sound will focus on delivering directed parametric sound solutions to customers primarily in the digital signage, point-of-purchase, in-store network and related markets that benefit from sound that can be focused and controlled to specific locations. The company intends to finance, develop and introduce a new generation of HSS products.

Forward-looking Statements: Except for historical information contained herein, the matters discussed are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development as well as our perception of historical trends, current market conditions, current economic data, expected future developments and other factors that we believe are appropriate under the circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to, the performance of our management team, market acceptance of our directed sound technologies and products, entry of competitors, the possibility our intellectual property protections will not prevent others from marketing products similar to or competitive with our products, potential technical or manufacturing difficulties that could delay product deliveries or increase warranty costs, and other risks identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements are based on information and management’s expectations as of the date hereof. Future results may differ materially from our current expectations. For more information regarding other potential risks and uncertainties, see the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended September 30, 2009. LRAD Corporation disclaims any intent or obligation to update those forward-looking statements, except as otherwise specifically stated.

This communication may be deemed a “solicitation” under the rules of the Securities and Exchange Commission (“SEC”) in connection with the consideration by stockholders of the Company of the Spin-off. The Company will file a proxy statement with the SEC in connection with the solicitation of proxies for a special meeting of stockholders at which the Spin-Off will be considered. Stockholders are strongly advised to read the proxy statement when it becomes available because it will contain important information regarding the proposed Spin-Off. Stockholders will be able to obtain copies of the proxy statement and other documents filed by the Company with the SEC in connection with the special meeting of stockholders at the SEC’s website at www.sec.gov or at the Investors section of the Company’s website at www.lradx.com. The Company, and its directors and officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Spin-Off and may have interests that are different from, or in addition to, the interests of stockholders. A description of these interests will be contained in the proxy statement that the Company will file with the SEC. Stockholders may obtain additional information about the direct and indirect interests of the participants in the Spin-off, by security holdings or otherwise, by reading the proxy statement and other materials filed or to be filed with the SEC when such information becomes available.

FOR FURTHER INFORMATION CONTACT:

Robert Putnam

Investor Relations

(858) 676-0519

robert@lradx.com